BORROWINGS	6 Months Ended
Jun. 30, 2018
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS
Total current and non-current borrowings as at June 30, 2018 were $5,079 million (December 31, 2017: $3,265 million). The increase of $1,814 million compared to December 31, 2017 is primarily attributable to a $2,250 million senior secured term loan put in place within our graphite electrode manufacturing business, of which $358 million was used to repay existing debt.
Some of the partnership's businesses have credit facilities in which they borrow and repay on a monthly basis. This movement has been shown on a net basis in the partnership's unaudited interim condensed consolidated statements of cash flow.
As described in Note 14, the partnership has in place, as at June 30, 2018, a credit agreement with Brookfield ("Brookfield Credit Agreement") for a three-year revolving credit facility, with variable interest rates, that permits borrowings of up to $500 million for purposes of funding acquisitions and investments. As at June 30, 2018, the credit facility under the Brookfield Credit Agreement remains undrawn.
As at December 31, 2017, the partnership had a $250 million unsecured bilateral credit facility with a group of banks, available in U.S. or Canadian dollars, with advances bearing interest at the specified LIBOR or bankers' acceptance rate plus 2.75%, or the specified base rate or prime rate plus 1.75%. This facility had a maturity date of 2019 and was used for general corporate purposes.
In May 2018, the partnership amended and restated the credit facility, increasing it by $475 million to $725 million across an expanded group of banks. In June 2018, the partnership further increased the credit facility by $100 million to $825 million. This amended credit facility is available in Euros, Sterling or Australian dollars, in addition to U.S. or Canadian dollars. Advances under this amended credit facility bear interest at the specified LIBOR, EURIBOR, CDOR, BBSY or bankers' acceptance rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. The credit facility's maturity date was extended by two years to August 2021. As at June 30, 2018, the facility remains undrawn and the partnership was in compliance with all covenants.
The partnership has credit facilities within its operating businesses with major financial institutions. The credit facilities are primarily composed of revolving term credit facilities and revolving operating facilities with variable interest rates. In certain cases, the facilities may have financial covenants which are generally in the form of interest coverage ratios and leverage ratios. One of the partnership's real estate services businesses within our business services segment has a securitization program under which it transfers an undivided co-ownership interest in eligible receivables on a fully serviced basis, for cash proceeds, at their fair value under the terms of the agreement. While the sale of the co-ownership interest is considered a legal sale, the partnership has determined that the asset derecognition criteria has not been met as substantially all risk and rewards of ownership are not transferred.